                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                                / X /
Filed by a Party other than the Registrant                             /   /
Check the appropriate box:

/   /    Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
/ X /    Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                        1838 Bond-Debenture Trading Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /   No fee required.

/   /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)     Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

         4)     Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

         5)     Total fee paid:

                ----------------------------------------------------------------

/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:_________________________________________

         2)     Form, Schedule or Registration Statement No.:___________________

         3)     Filing Party:___________________________________________________

         4)     Date Filed:_____________________________________________________

                        1838 Bond-Debenture Trading Fund

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 21, 2001

                   ------------------------------------------

                                                            Radnor, Pennsylvania
                                                                    May 17, 2001

TO THE SHAREHOLDERS OF
      1838 BOND-DEBENTURE TRADING FUND:

      The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 21, 2001 at 9:00 a.m. Eastern Time, at the Fund's executive offices, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania, 19087, for the following purposes:

                  (1) the election of four directors;

                  (2) to transact such other business as may properly come
                      before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 4, 2001 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                                                ANNA M. BENCROWSKY
                                                     Secretary

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND AND TO 1838 INVESTMENT ADVISORS, LLC OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund
                    Five Radnor Corporate Center, Suite 320,
                 100 Matsonford Road, Radnor, Pennsylvania 19087

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 2001

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, on June 21, 2001 at 9:00 a.m. Eastern Time. Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This statement is expected to be distributed to shareholders on or about May 17, 2001.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

      On May 4, 2001, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,673,258 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors (Proposal 1), which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non- votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 2001 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 1-800-877-1838.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Four directors are to be elected at the Annual Meeting as the entire Board of Directors, to hold office until the next annual meeting and until their successors shall have been elected and shall have qualified.

      If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by the independent Directors. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

      Certain information regarding each of the nominees as well as the current directors and executive officers of the Fund is set forth below.

Nominees for Directors

                                                                                                               Percent
                                                                          Year First       Shares Owned         Owned
   Name and Position            Principal Occupation                        Became       Beneficially***    Beneficially
       with Fund                  for Past 5 Years              Age        Director        May 4, 2001       May 4, 2001
       ---------                  ----------------              ---        --------        -----------       -----------
W. Thacher Brown*        President of MBIA Asset                 53          1988              4,000             ***
      Director           Management LLC; President and
                         Director of 1838 Investment
                         Advisors, LLC;  Director of
                         Airgas LLC and Harleysville
                         Mutual Insurance Company;
                         President, Chairman and Trustee
                         of 1838 Investment Advisors
                         Funds; Chartered Financial
                         Analyst.

John Gilray Christy      Chairman of Chestnut Capital            68          1983              3,750             ***
      Director           Corporation; Director of Echo
                         Bay Mines, Ltd.; Director of
                         Vector Security, LLC; Director of
                         The Philadelphia Contribution-
                         ship for the Insurance of Houses
                         from Loss by Fire and Chairman
                         Emeritus of Foreign Policy
                         Research Institute; Former
                         Chairman of the Board and Chief
                         Executive Officer of IU
                         International Corporation.



                                                                                                               Percent
                                                                          Year First       Shares Owned         Owned
   Name and Position            Principal Occupation                        Became       Beneficially***    Beneficially
       with Fund                  for Past 5 Years              Age        Director        May 4, 2001       May 4, 2001
       ---------                  ----------------              ---        --------        -----------       -----------
                                                                                                               Percent
Morris Lloyd, Jr.        Regional Director, Trinity              63          1989               162              ***
      Director           College, Former Director,
                         President, Treasurer and Chief
                         Executive Officer of The
                         Philadelphia Contributionship for
                         the Insurance of Houses from
                         Loss by Fire; Former Director,
                         Chairman and Chief Executive
                         Officer of Vector Security, LLC;
                         Former Director and Chairman
                         of Franklin Agency, LLC

J. Lawrence Shane        Chair of the Board of Managers          66          1974               507              ***
      Director           of Swarthmore College; Former
                         Vice Chairman of Scott Paper
                         Company; Former Director of
                         CoreStates Bank, N.A.


Current Directors and Officers

                                                                                     Principal             Shares Owned
                            Position with                       Position             Occupation           Beneficially***
         Name                   Fund               Age           Since              or Employment           May 4, 2001
         ----                   ----               ---           -----              -------------           -----------
W. Thacher                                              See "Nominees for Directors" above
Brown*

John Gilray Christy                                     See "Nominees for Directors" above

John H.                       President            47              1990      President of the Fund             1,185
Donaldson**                                                        1991      and an employee of
                                                                             1838 Investment
                                                                             Advisors, LLC; Former
                                                                             Director and Secretary
                                                                             of Financial Analysts
                                                                             of Philadelphia LLC;
                                                                             Chartered Financial
                                                                             Analyst.

Morris Lloyd, Jr.                                       See "Nominees for Directors" above

J. Lawrence Shane                                       See "Nominees for Directors" above

Anna M.                       Vice                 50             1990       Vice President-                   3,000
Bencrowsky                    President                           1988       Operations
                              and                                            Manager,1838
                              Secretary                                      Investment Advisors,
                                                                             LLC; Vice President,
                                                                             Treasurer and Secretary
                                                                             of the 1838 Investment
                                                                             Advisors Funds.

                                        3


                                                                                     Principal             Shares Owned
                            Position with                       Position             Occupation           Beneficially***
         Name                   Fund               Age           Since              or Employment           May 4, 2001
         ----                   ----               ---           -----              -------------           -----------
Clifford D. Corso             Vice                 39             1998       Managing Director and               0
                              President                                      Head of Fixed Income,
                                                                             1838 Investment
                                                                             Advisors, LLC;
                                                                             President and Senior
                                                                             Portfolio Manager,
                                                                             MBIA Capital
                                                                             Management Corp.;
                                                                             Managing Director and
                                                                             Chief Investment
                                                                             Officer, MBIA
                                                                             Insurance Corporation.

------------------
      *      An "interested person" (as defined in the Investment Company Act of
             1940) of the Fund because he is an officer, director and owns shares of the Fund's investment adviser, is an employee of the Fund's investment adviser and is a director of the Fund.

      **     An "interested person" (as defined in the Investment Company Act of
             1940) of the Fund because he owns shares of the Fund's investment adviser, is an employee of the Fund's investment adviser and is an officer and director of the Fund.

      *** Shares owned beneficially by the directors and executive officers as a group amounted to less than 1% of the Fund's outstanding shares. Of Mr. Christy's 3,750 shares, 3,500 are owned by his wife. Of Mr. Donaldson's 1,185 shares, 885 shares are held by his wife for the benefit of their minor child.


      The Board of Directors of the Fund held 6 regular meetings during the Fund's fiscal year ended March 31, 2001. Each independent director attended all meetings of the Board of Directors and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended 4 meetings.

      The Board of Directors has formed an Audit Committee, but does not at present have a nominating or compensation committee. The Board has adopted a written charter for the Audit Committee, which became effective December 16, 1999. The charter is attached hereto as Appendix I.

      The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

      The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. During the fiscal year ended March 31, 2001, the Audit Committee met once and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with PricewaterhouseCoopers ("PwC"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from PwC required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with PwC the independence of PwC. Based upon the foregoing, the Audit Committee recommended to the full Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2001.

      The Fund pays those directors who are not "interested persons" of the Fund $1,500 per quarter in addition to $750 for each meeting of the Board and $750 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $29,250 for the fiscal year ended March 31, 2001.

      As of May 4, 2001, directors and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 2001 is set forth in the compensation table below. Mr. W. Thacher Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Funds, a registered investment company advised by 1838 Investment Advisors, LLC (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                                             Total Compensation
                                                  Pension or Retirement        From Fund and         Numbers of Funds
                                 Aggregate           Benefits Accrued               Fund              in Fund Complex
    Name of Person and         Compensation          as Part of Fund          Complex Paid to          on which each
    Position with Fund         from the Fund             Expenses                 Directors           Director Serves
    ------------------         -------------             --------            ------------------       ---------------
W. Thacher Brown*
   Director                       $    0                    $0                     $    0                    4

John Gilray Christy
   Director                       $9,750                    $0                     $9,750                    1

John H. Donaldson*
   President                      $    0                    $0                     $    0                    1

Morris Lloyd, Jr.
   Director                       $9,750                    $0                     $9,750                    1

J. Lawrence Shane
   Director                       $9,750                    $0                     $9,750                    1


* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

      1838 Investment Advisors, LLC, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, serves as the Fund's investment adviser and administrator.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 4, 2001, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund, and all directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding voting shares of the Fund.


                              SHAREHOLDER PROPOSALS

      Proposals intended to be presented by shareholders for consideration at the year 2002 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than February 4, 2002 in order to be included in the proxy statement for that meeting.

                                  OPEN MATTERS

      The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                              Anna M. Bencrowsky
                                                                       Secretary
Dated: May 17, 2001                             1838 Bond-Debenture Trading Fund

      IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                      APPENDIX I


                           BOND-DEBENTURE TRADING FUND

                             AUDIT COMMITTEE CHARTER
                             -----------------------


1. The Audit Committee shall consist of at least three Directors and shall be composed entirely of independent Directors, as defined in the Investment Company Act of 1940.

2.    The purposes of the Audit Committee are:

      a. to oversee the accounting and financial reporting policies and practices of 1838 Bond-Debenture Trading Fund (the "Fund"), its internal controls and, as appropriate, the internal controls of certain service providers;

      b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors and to receive the auditors' specific representation as to their independence;

      b. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures, and internal accounting controls and management's responses thereto; and (iv) to review the opinion the auditors render or propose to render to the Board and shareholders.

      c. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

      d. to review the fees charged by the auditors for audit and non-audit services;

      e. to investigate improprieties or suspected improprieties in fund operations; and

      f. to report the Committee's activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet at least annually with management of the Fund and with the Fund's independent public accountants to discuss any issues arising from the Committee's oversight obligations.

6. The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's oversight obligations.

7. The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      OF 1838 BOND-DEBENTURE TRADING FUND


P The undersigned hereby appoints John H. Donaldson and W. Thacher Brown, each R of them attorneys, with full powers of substitution and revocation, to attend O the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on
X  June 21, 2001 and any adjournments thereof and thereat to vote all shares
Y which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

   If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The under-signed revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

   ALL PROXIES WILL BE VOTED,AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

   IF INSTRUCTIONS ARE NOT GIVEN,THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS AND WILL BE VOTED FOR ITEM 2.

   You are encouraged to specify your choices by marking the       -----------
   appropriate boxes on the reverse side,but you need not mark     SEE REVERSE
   any box with regard to a particular proposal if you wish to        SIDE
   vote FOR such proposal.The Proxies cannot vote your shares ----------- unless you sign and return this card.

   Please mark your                                                      6427
X  votes as in this
   example


                  FOR all nominees listed   WITHHOLD authority to
                  (except as indicated to   vote for all nominees
                  the contrary below)       listed hereon.
1. Election of           / /                    / /                 NOMINEES:01.W.Thacher Brown,
   Directors:                                                       02.John Gilray Christy,03.Morris Lloyd,Jr.
                                                                    and 04.J.Lawrence Shane

For, except vote withheld from the following nominee(s):            INSTRUCTION: To withhold authority to vote
                                                                    for any individual nominee, write that
                                                                    nominee's name in the space provided.
_________________________________________________________


                                                                                                             FOR  AGAINST  ABSTAIN
                                                         2. In their discretion,the proxies are authorized   / /    / /      / /
                                                            to vote upon such other business as may
                                                            properly come before the meeting.


                                                                 Please sign exactly as name appears hereon. Joint owners
                                                                 should each sign. When signing as attorney, executor,
                                                                 administrator, trustee or guardian, please give full title as such.

                                                                 ___________________________________________________________________

                                                                 ___________________________________________________________________
                                                                   SIGNATURE(S)                                        DATE

   LOGO

                1838 Bond-Debenture Trading Fund


Dear Shareholder:

1838 Bond-Debenture Trading Fund encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 a.m. on June 21, 2001.

1. To vote over the Internet:
      * Log on the Internet and go to the web site http://www.eproxyvote.com/bdf

2. To vote by Telephone:
      * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
      * Outside of the U.S. and Canada call 201-536-8073

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  Your vote is important.Thank you for voting.